INVESTOR PRESENTATION FEBRUARY 2021 JELLYSTONE PARK™ AT LARKSPUR – LARKSPUR, CO

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2020, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to:  outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations;  changes in general economic conditions, the real estate industry, and the markets within which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar and the Australian dollar;  our ability to maintain rental rates and occupancy levels;  our ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters such as hurricanes, earthquakes, floods and wildfires;  general volatility of the capital markets and the market price of shares of our capital stock;  our ability to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  competitive market forces;  the ability of purchasers of manufactured homes and boats to obtain financing; and  the level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. FORWARD-LOOKING STATEMENTS

COMPANY HIGHLIGHTS 3Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Leading owner and operator of manufactured housing (“MH”) communities, recreational vehicle (“RV”) resorts, and marinas Favorable demand drivers combined with supply constraints Consistent organic growth enhanced with embedded expansion opportunities Industry consolidator with proven value creation from acquisitions Cycle-tested growth driven by attractive value proposition to residents, members, and guests Focus on exceptional service supported by culture of accountability Proven executive management team with over 100 combined years of industry experience EAST FORK CROSSING – BATAVIA, OH PALM CREEK RESORT & RESIDENCES – CASA GRANDE, AZ CAPE HARBOUR – CAPE CORAL, FL

276 136 34 106 MH Communities RV Resorts Marinas(1) Hybrid MH & RV Manufactured Housing 57% RV 26% Marinas 17% 4 552 properties across 39 states and Ontario, Canada Current Portfolio as of December 31, 2020 Indicative Annual Rental Revenue(2) SUN COMMUNITIES, INC. OVERVIEW (NYSE: SUI) Property Count (1) Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Does not include five marinas managed for third parties. (2) Company estimates based on full year audited statements regarding MH and RV and internal statements for marina storage revenue.

2020 Business Update

PORTFOLIO PERFORMANCE

3.8% Weighted average monthly rental rate increase

96.6% MH Occupancy and 2,505 RPS Gains

Over 300 Expansion site deliveries in 8 properties

MH & RV rent collections were over 96% and 97%, respectively[(1)]

EXTERNAL GROWTH

~$3bn investments in 24 MH and RV properties and 106 marinas

~45,800 sites, slips and dry storage spaces added through acquisitions

Over 1,000 ground-up and redevelopment site deliveries

Closed two equity offerings totaling over $1.9bn


MAJESTIC OAKS – ZEPHYRHILLS, FL


WEST PALM BEACH – WEST PALM BEACH, FL

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1) MH and annual RV rent collections adjust for the impact of COVID-19 related hardship deferrals and prepaid rent balances.

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2021 Financial and Operating Guidance(1)

Earnings and Core FFO

	Net Income
Weighted average common shares outstanding (in millions)	106.9
First quarter 2021, basic earnings per share	$0.08 - $0.12
Full year 2021, basic earnings per share	$1.66 - $1.82
	Core FFO(2)
Weighted average common shares outstanding, fully diluted (in mm)	112.7
First quarter 2021, Core FFO per Share	$1.13 - $1.17
Full year 2021, Core FFO per Share	$5.79 - $5.95

	1Q21	2Q21	3Q21	4Q21
Seasonality of Core FFO(2)	19.6%	26.2%	32.8%	21.4%

Total MH & RV Portfolio

Number of Properties: 446	2020 Actual (in mm)	2021E Change %
Income from real property	$1,002.4	10.9% - 11.4%
Total property operating expense	$367.3	13.7% - 14.4%
Net operating income	$635.1	8.8% - 10.1%

Same Community - Number of MH & RV Properties: 407	2021E Change %
Net operating income	5.6% - 6.6%

Safe Harbor Marinas

Net operating income (in mm)	$163.0 - $169.0

	1Q21	2Q21	3Q21	4Q21
Seasonality of NOI	18.0%	29.0%	28.6%	24.4%

Additional Information – MH & RV Portfolio

	2021E
Increase in revenue producing sites	2,150 – 2,350
Vacant ground-up & expansion site deliveries	1,200 – 1,600
MH weighted average monthly rent increase	3.2%
RV weighted average monthly rent increase	4.3%
Blended weighted average monthly rent increase	3.4%
New home sales volume	550 - 650
Pre-owned home sales volume	2,400 - 2,600



CAVA ROBLES RV RESORT – PASO ROBLES, CA

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through February 18, 2021 and exclude any prospective acquisitions or capital markets activity. The estimates and assumptions are forward looking based on the Company's current assessment of economic and market conditions, as well as other risks outlined above under the caption "Forward Looking Statements."

1) *Refer to Supplemental for the year ended December 31, 2020 for additional information.*
2) *Certain securities that are dilutive to the computation of Core FFO per fully diluted share in the table above have been excluded from the computation of net income per fully diluted share, as inclusion of these securities would have been anti-dilutive to net income per fully diluted share.*

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Powering Sun's Growth Engine - Internal

- Sun is the premier owner and operator of MH and RV communities
- Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975

INTERNAL LEVERS

Contractual Rent Increases

Annual historical

2% - 4%

weighted average monthly rental rate increase supported by continual reinvestment into properties

MH Occupancy Gains

96.6%

4Q 2020 MH Occupancy

76%

of MH communities at 98%+

200bps+

existing MH occupancy upside

Expansions

Over 300

2020 vacant site deliveries

~7,600

sites available for expansion 2021 and beyond

Target 12% – 14%

expansion IRRs(2)

Transient RV Site Conversions

~25,000

Current transient RV sites

~1,000

average yearly converted sites(1)

40% – 60%

1st year revenue uplift once converted

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) 2018-2020 average.

(2) Expected 5-year unlevered internal rates of return based on certain assumptions.

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EXTERNAL LEVERS Development 8 POWERING SUN’S GROWTH ENGINE - EXTERNAL Acquisitions ~$3bn investment in 24 MH and RV properties and 106 marinas in 2020 4.1x increase in properties since year end 2010 Targeting 2 - 4 new development project starts / year Over 1,000 2020 ground-up site deliveries in 5 properties OCEAN BREEZE – MARATHON, FL High degree of visibility into MH, RV and Marina acquisition pipeline with additional opportunities arising Target 7% – 9% ground-up development IRRs(1) VENTURA ISLE – VENTURA, CA SMITH CREEK CROSSING – GRANBY, CO Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Expected 5-year unlevered internal rates of return based on certain assumptions.

2020 ACQUISITION & DEVELOPMENT ACTIVITY 9 2 ~$3bn purchase price Acquisitions Ground-up & Redevelopments Expansions Investment Activity Summary ~45,800 sites added in 130 properties & marinas Robust pipeline of small portfolios and single assets in underwriting $172mm spend Over 1,000 site deliveries in 5 properties ~2,400 sites available for ground-up & redevelopments $72mm spend Over 300 site deliveries in 8 properties ~7,600 sites available for expansion in 2021 and beyond JELLYSTONE NATURAL BRIDGE – NATURAL BRIDGE, VA ACQUIRED IN FEBRUARY 2020 RIVER RUN RV RESORT – GRANBY, CO FIRST PHASE OPENED IN JULY 2019 SHADOW WOOD VILLAGE – HUDSON, FL OPENED IN SEPTEMBER 2019 INDIAN ELLS R RESORT– IN IO, CAASSOCIATION ISLAND KOA – HENDERSON, NY ACQUIRED IN JANUARY 2021 CAROLINA PINES – CONWAY, SC Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

SUN’S FAVORABLE REVENUE DRIVERS 10  Yearly home move-outs in Sun’s MH communities are less than 1%  Tenure of residents in Sun’s MH communities is over 14(1) years  RVs stay in our resorts for approximately 11(1) years MH Resident Move-out Trends (3 Year Average) (Home stays in community) (Home leaves community) (RV stays in resort) (RV leaves resort) RV Guest Move-out Trends (3 Year Average) MAJESTIC OAKS – ZEPHYRHILLS, FL HOMOSASSA RIVER – HOMOSASSA SPRINGS, FLGROVES RV RESORT – FT. MYERS, FL CROSSROADS – AIKEN, SC Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Annual average (2018 - 2020).

CONSISTENT AND CYCLE TESTED INTERNAL GROWTH

- Sun's average same community NOI growth has exceeded REIT industry average by **~210 bps** and the apartment sector's average by **~200 bps** since 1998
- Since 1998, every individual year or rolling 4-quarter period has had positive same community NOI growth

Same Community NOI Growth

Annual Growth Since 1998



Apartment REITs
Sun Communities
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
3Q98
3Q99
3Q00
3Q01
3Q02
3Q03
3Q04
3Q05
3Q06
3Q07
3Q08
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
3Q17
3Q18
3Q19
3Q20

Average Annual Growth Since 1998



5.1%
SUI:
+ ~200bps
SUI:
+ ~210bps
3.1%
3.0%
Sun Communities
Apartment REITs
REIT Industry

Source: Citi Investment research, September 2020. "REIT Industry Average" includes an index of REITs across a variety of asset classes including: self storage; mixed office; regional malls; shopping centers; apartments; student housing; manufactured homes and specialty. Refer to information regarding non-GAAP financial measures in the attached Appendix.

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12 RENTING - MH VS. OTHER RENTAL OPTIONS  Manufactured homes in Sun’s communities provide 25% more space at ~52% less cost per square foot Manufactured Homes in Sun’s Communities(1) RENT   $1,042 per month Other Rental Options(2) $1,740 per month SQUARE FOOTAGE PRICE 1,250 sq. ft. 1,000 sq. ft. $0.83 per sq. ft. $1.74 per sq. ft. (1) Company information. (2) Zillow – U.S. Median Monthly Rent (Zillow rent index, December 2020). Includes multifamily, single family and duplex 2-bedroom rentals.

$63,100 $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 $70,600 $71,900 $78,500 $81,900 $81,900 $203,182 $206,560 $207,950 $223,085 $249,429 $263,256 $272,454 $278,409 $293,727 $297,747 $299,415 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Manufactured Homes Portion of purchase price attributable to land Single Family Homes 13 HOMEOWNERSHIP – MH VS. SINGLE FAMILY Single Family HomesManufactured Homes  Average cost of Single Family is $299,415 or roughly 7 years median income  Average cost of a new Manufactured Home is $81,900 or roughly 2 years median income  Sun’s communities offer affordable options in attractive locations Average Household Income ~$44,000(1) Source: U.S. Department of Census, Cost & Size Comparisons of New Manufactured & New Single-Family Site-Built Homes (2009-2019) (1) Average of 2020 primary applicant household income for SUI’s manufactured housing communities.

EXPANSIONS PROVIDE ATTRACTIVE RETURNS

- Investment in expansion sites boosts growth in highly accretive manner
- Sun expands in communities and resorts with high occupancies and continued strong demand

12 – 24 months
average lease-up for 100-site expansion

~7,600 sites
available in expansion inventory

Target 12% - 14% IRRs(1)

Over 300
2020 vacant expansion site deliveries


CIDER MILL CROSSINGS – FENTON, MI


BOULDER RIDGE – PFLUGERVILLE, TX

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Expected 5-year unlevered internal rates of return based on certain assumptions.

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47,683 54,811 63,697 69,789 79,554 88,612 117,376 121,892 128,454 141,293 188,176 136 159 173 188 217 231 341 350 371 422 552 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Sites Properties  Since 2010, Sun has acquired communities valued at over $8.5 billion, increasing its number of communities by 4.1x Professional Operational Management Home Sales & Rental Program Skilled Expense Management Call Center & Digital Marketing Outreach Repositioning with Additional Capex Adding Value with Expansions MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS 15 Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 2020 Year End Properties and Sites

STRATEGIC BALANCE SHEET

- Balance sheet supports growth strategy
- No near-term debt maturities with 3.7% of total debt maturing per year through 2025

Mortgage Debt Outstanding

principal amounts in millions

	Quarter Ended December 31, 2020	
	Principal Outstanding(1)	WA Interest Rates
CMBS	$267.2	4.79%
Fannie Mae	$1,150.9	3.23%
Life Companies	$1,658.2	3.99%
Freddie Mac	$368.6	3.85%
Total	**$3,444.9**	**3.78%**

Mortgage Debt 5-Year Maturity Ladder

amounts in thousands



Fannie Mae
CMBS
Freddie Mac
Life Companies
$0
$82,155
$185,618
$315,330
$50,528
2021
2022
2023
2024
2025

Net Debt / TTM EBITDA(2)



7.5x
6.3x
5.6x
5.5x
6.9x(3)
2016
2017
2018
2019
2020

Net Debt / TEV(4)



33.8%
28.2%
25.2%
19.0%
21.4%
2016
2017
2018
2019
2020

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) *Includes premium / discount on debt and financing costs.*
(2) *The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended December 31, 2020.*
(3) *Includes full debt load of recently completed acquisitions but less than a full year of EBITDA contribution. Proforma leverage with full year EBITDA contribution is in the mid to high 5x net debt to EBITDA.*
(4) *Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units, and Preferred OP Units, as converted, outstanding at the end of each respective period.*

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SUN COMMUNITIES' ESG INITIATIVES

- Sun published its 2nd annual ESG report in 2020
- We are committed to sustainable business practices to benefit all stakeholders: team members, residents and guests, shareholders and the broader communities where we operate
- We will continue to enhance Sun's sustainability program through the formal adoption of additional environmental policies, establishing a data baseline for utility usage, expanding the ESG team, and engaging a consultant for third party certification reporting

ESG Highlights(1)

Environmental	Social	Governance
95%, or 400+ communities and resorts retrofitted with LED lighting	Sun Unity social responsibility program	BoD's Nominating and Corporate Governance Committee formally oversees all ESG initiatives
Replaced 40K+ residential water meters with auto read, real time systems	Internal training program, Sun University, offers over 200 courses to team members	BoD composition is 38% female and 75% independent
Invested $35M+ in solar energy construction projects covering 32 property locations in California and Arizona	Launched Diversity, Equity, Inclusion and Access Initiative	Enterprise Risk Management Committee identifies, monitors and mitigates risks across the organization
Installed smart thermostat technology at 400+ communities and resorts	SunFit Program promotes team member, resident and guest wellness	Comprehensive policies and procedures foster sound corporate governance

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Performance and initiatives for the 2018 and 2019 reporting years are referenced. Also reference our 2020-2021 ESG Interim Updates.

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STRATEGY-DRIVEN OUTPERFORMANCE 18  Sun has significantly outperformed major REIT and broader market indices over the last ten years Sun Communities, Inc. (SUI) MSCI US REIT (RMS)S&P 500 2020 Total Return 5-year Total Return 10-year Total Return 3-year Total Return Source: S&P Global as of December 31, 2020.

CONSISTENT NOI GROWTH 19  Manufactured housing is one of the most recession-resistant sectors in real estate and has consistently outperformed multifamily and most sectors in same community NOI growth since 2000 Indexed NOI Growth Source: Citi Investment research, September 2020. Refer to information regarding non-GAAP financial measures in the attached Appendix. $253 Sun Communities $228 Self-storage $242 Manufactured Housing $162 Multifamily $116 Mall $131 Shopping Centers $153 Industrial $139 Office YTD

MARINA & SAFE HARBOR OVERVIEW RIVIERA BEACH – RIVIERA BEACH, FL

ATTRACTIVE INDUSTRY FUNDAMENTALS 21 Fragmented Industry High Barriers to Entry SupportiveDemographic Trends  Most marinas are owned by small mom-and-pop operators  Significant upside from institutional management and value-add capex  The top five operators collectively represent approximately 5% of the market by marina count  The majority of boaters in the United States are 55 and older  The aging U.S. population is a positive trend because boat buyers are concentrated in older, wealthier demographic groups  Retiring Baby Boomers with additional leisure time and migration to warmer and coastal areas will drive greater demand for boating  Regulatory hurdles continue to limit new marina construction  Increased scrutiny, approval times and risk of denial Strict Regulatory Environment 1  Highly limited stock of desirable protected waterways  Marina capacity growth is primarily driven by expansions / reconfigurations Scarcity of Available Land 2  High initial capital investment  Scale is necessary to spread fixed operating costs over a larger base Capital Intensity 3 U.S. Population Above Age 55(1) (% of Total U.S. Population) 25% 28% 30% 33% 35% 2015 2020 2025 2030 (1) Source: U.S. Census Bureau..

ATTRACTIVE INDUSTRY FUNDAMENTALS (CONT’D) 22 Marina Supply Slow & Steady DecreaseU.S. Marinas (in 000’s)  Fundamentals are strong as a result of the limited supply of new marinas, stable stock of boats and increasing vessel size that may require a marina for storage Slip Demand Slow & Steady Increase Boat Size Trending Longer & Wider 3.5 3.8 4.0 4.3 2004 2006 2008 2010 2012 2014 2016 '04 – '16 CAGR: (0.6%) U.S. Boat Fleet Sizes (in FT) | ’14 – ’19 CAGR U.S. Target Boat Fleet (17’+) (in mm) 5.5 5.8 6.0 6.3 2004 2006 2008 2010 2012 2014 2016 2018 '04 – '18 CAGR: 0.3% Sources: Info-Link, U.S. Coast Guard Recreational Vessel Registration, U.S. Census Bureau and Yachtworld. Note: U.S. Coast Guard boat fleet data available since 2004; U.S. marinas data available through 2016 U.S. Census. 0.8% (0.1%) 0.3% 0.9% 0.8% 1.7% 5.7% 17'– 30' 31'– 40' 41'– 50' 51'– 60' 61'– 70' 71'– 80' 80'+

SAFE HARBOR IS THE BEST MARINA OPERATOR Unrivaled Among CompetitorsDiversified National Geographic Footprint 108 Owned Marinas 30,000 Approximate Wet Slips 22 States 72% of Marinas Located in Coastal Markets(3) 40,000 Approximate Members 8.3 Years Average Member Tenure 77% of Marinas Owned Fee Simple(4) (1) 9,000 Approximate Dry Storage Spaces(2) 23 Unmatched in scale, portfolio quality and depth of network offering (# of owned marinas – 2/15/2021)  Safe Harbor is the largest and most diversified marina owner and operator in the United States (1) As of February 15, 2021, Safe Harbor directly or indirectly owns 108 marinas and manages five marinas on behalf of third parties. (2) Dry Storage Spaces include Indoor Storage. (3) Calculation of marinas located in coastal markets includes those along the Great Lakes. (4) 25 currently owned marinas operate with underlying ground leases with a weighted average remaining term of ~29 years. 108 29 25 23 8

EXPERIENCED TEAM WITH PROVEN TRACK RECORD

- The Safe Harbor team joined Sun Communities and will continue to drive day-to-day operations and identify future marina investment opportunities

Experienced Team of Industry Executives Supported by a Deep Bench

Operationally-focused executives with significant marina industry experience	Built regional management and business development infrastructure with consistent operational strategy and approach	Successfully completed and integrated 108 acquisitions	Dedicated M&A team maintains deep pipeline of acquisition targets	Management equity stakes and incentives align management with Sun shareholders

Baxter Underwood
Chief Executive Officer

Prior experience acquiring and managing lifestyle assets

Former CIO of CNL Lifestyle Properties

Former Partner at Clapham Capital

Executive Leadership with Safe Harbor Platform from the Beginning

Growth

- Acquisitions
- Systems, data management, integrations and training
- Hospitality, marketing and partnerships

Execution

Chief Operating Officer

14 Regional Vice Presidents

~1,600 Property-level Team Members

Control

- Operational improvement
- Internal legal and audit
- Treasury, accounting, FP&A and capital management
- Risk and compliance
- Human resources

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

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MARINA SECTOR PIONEER AND CONSOLIDATOR 25 Safe Harbor Portfolio Evolution Key Transactions(2) 1 3Q 2015 Date Acquired Flagship 2 3 4 5 6 7 7 Marinas 4,717 Slips / Dry Storage Spaces (1) Dry Storage Spaces include Indoor Storage. (2) Date acquired reflects period in which last marina acquisition closed. (1) 108 8 2Q 2016 Date Acquired CNL 15 Marinas 7,134 Slips / Dry Storage Spaces 1Q 2017 Date Acquired Brewer 26 Marinas 7,411 Slips / Dry Storage Spaces 1Q 2018 Date Acquired OPC 3 Marinas 660 Slips / Dry Storage Spaces 4Q 2018 Date Acquired Charleston 3 Marinas 401 Slips / Dry Storage Spaces 4Q 2019 Date Acquired Newport 2 Marinas 329 Slips / Dry Storage Spaces 3Q 2020 Date Acquired Tri-W 5 Marinas 2,251 Slips / Dry Storage Spaces 4Q 2020 Date Acquired Rybovich 2 Marinas 78 Slips / Dry Storage Spaces

APPENDIX RIPTIDE RV RESORT & MARINA– KEY LARGO, FL

NON-GAAP TERMS DEFINED 27 Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, real estate related impairments, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity.

NET INCOME TO FFO RECONCILIATION

(amounts in thousands except per share data)

	Three Months Ended December 31,		Year Ended December 31,		
	2020	2019	2020	2019	2018
Net Income attributable to Sun Communities, Inc. common stockholders	$ 7,586	$ 28,547	$ 131,614	$ 160,265	$ 105,493
Adjustments					
Depreciation and amortization	117,354	98,950	376,897	328,646	288,206
Depreciation on nonconsolidated affiliates	38	-	66	-	-
(Gain) / loss on remeasurement of marketable securities	(8,765)	(17,692)	(6,129)	(34,240)	3,639
Loss on remeasurement of investment in nonconolidated affiliates	103	-	1,608	-	-
Loss on remeasurement of notes receivable	964	-	3,275	-	-
Income to noncontrolling interests	4	482	7,881	8,474	7,740
Preferred return to preferred OP units	494	519	2,231	2,610	2,206
Preferred distribution to Series A-4 preferred stock	-	-	-	1,288	1,737
Gain on disposition of properties	-	-	(5,595)	-	-
Gain on disposition of assets, net	(6,929)	(5,273)	(22,180)	(26,356)	(23,406)
FFO Attributable To Sun Communities, Inc. Common Stockholders And Dilutive Convertible Securities	110,849	105,533	489,668	440,687	385,615
Adjustments					
Business combination expense	23,008	-	23,008	-	-
Other acquisition related costs	1,035	244	2,326	1,146	1,001
Loss on extinguishment of debt	-	3,027	5,209	16,505	1,190
Catastrophic weather related charges, net	831	398	885	1,737	92
Loss of earnings - catastrophic weather related	-	-	-	-	(292)
(Gain) / loss on foreign currency translation	(10,480)	(4,522)	(8,039)	(4,557)	8,234
Other (income) / expense, net	390	(424)	3,768	1,100	(1,781)
Other adjustments	(761)	278	(1,265)	314	310
Core FFO Attributable To Sun Communities, Inc. Common Stockholders And Dilutive Convertible Securities	$ 124,872	$ 104,534	$ 515,560	$ 456,932	$ 394,369
Weighted average common shares outstanding - basic	104,275	91,342	97,521	88,460	81,387
Weighted average common shares outstanding - fully diluted	108,038	95,463	101,342	92,817	86,141
FFO Attributable To Sun Communities, Inc. Common Stockholders And Dilutive Convertible Securities Per Share - Fully Diluted	$ 1.03	$ 1.11	$ 4.83	$ 4.75	$ 4.48
Core FFO Attributable To Sun Communities, Inc. Common Stockholders And Dilutive Convertible Securities Per Share - Fully Diluted	$ 1.16	$ 1.10	$ 5.09	$ 4.92	$ 4.58

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information.

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NET INCOME TO NOI RECONCILIATION

(amounts in thousands)

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Income Attributable to Sun Communities, Inc., Common Stockholders	$ 7,586	$ 28,547	$ 131,614	$ 160,265	$ 105,493
Interest income	(2,510)	(3,368)	(10,119)	(17,857)	(20,852)
Brokerage commissions and other revenues, net	(4,162)	(2,937)	(17,230)	(14,127)	(6,205)
Home selling expenses	4,626	3,768	15,134	14,690	15,722
General and administrative expenses	31,795	25,434	111,288	93,964	81,429
Catastrophic weather related charges, net	831	435	885	1,737	92
Business combination expense	23,008	-	23,008	-	-
Depreciation and amortization	117,423	98,826	376,876	328,067	287,262
Loss on extinguishment of debt	-	3,027	5,209	16,505	1,190
Interest expense	35,013	33,259	129,071	133,153	130,556
Interest on mandatorily redeemable preferred OP units / equity	1,047	1,207	4,177	4,698	3,694
(Gain) / loss on remeasurement of marketable securities	(8,765)	(17,692)	(6,129)	(34,240)	3,639
(Gain) / loss on foreign currency translation	(10,480)	(4,522)	(8,039)	(4,557)	8,234
Gain on disposition of property	-	-	(5,595)	-	-
Other (income) / expense, net	390	(424)	3,768	1,100	(1,781)
Loss on remeasurement of notes receivable	964	-	3,275	-	-
Loss / (income) from nonconsolidated affiliates	(392)	6	(1,740)	(1,374)	(790)
Loss on remeasurement of investment in nonconsolidated affiliates	103	-	1,608	-	-
Current tax expense	328	189	790	1,095	595
Deferred tax benefit	(761)	(258)	(1,565)	(222)	(507)
Preferred return to preferred OP units / equity	2,136	1,418	6,935	6,058	4,486
Income attributable to noncontrolling interests	96	720	8,902	9,768	8,443
Preferred stock distribution	-	-	-	1,288	1,736
NOI / Gross Profit	$ 198,276	$ 167,635	$ 772,123	$ 700,011	$ 622,436

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Real Property NOI	$ 167,840	$ 146,106	$ 649,233	$ 586,649	$ 524,178
Home Sales NOI / Gross Profit	12,486	10,944	43,815	47,579	42,698
Rental Program NOI	29,101	26,682	115,283	104,382	95,968
Ancillary NOI / Gross Profit	7,973	1,382	38,615	30,206	25,207
Site rent from Rental Program (included in Real Property NOI)	(19,124)	(17,479)	(74,823)	(68,805)	(65,615)
NOI / Gross Profit	$ 198,276	$ 167,635	$ 772,123	$ 700,011	$ 622,436

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information.

29

Net Income to Recurring EBITDA Reconciliation

(amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,		
	2020	2019	2020	2019	2018
Net Income Attributable to Sun Communities, Inc., Common Stockholders	$ 7,586	$ 28,547	$ 131,614	$ 160,265	$ 105,493
Adjustments					
Depreciation and amortization	117,423	98,826	376,876	328,067	287,262
Loss on extinguishment of debt	-	3,027	5,209	16,505	1,190
Interest expense	35,013	33,259	129,071	133,153	130,556
Interest on mandatorily redeemable preferred OP units / equity	1,047	1,207	4,177	4,698	3,694
Current tax expense	328	189	790	1,095	595
Deferred tax benefit	(761)	(258)	(1,565)	(222)	(507)
(Income) / loss from nonconsolidated affiliates	(392)	6	(1,740)	(1,374)	(790)
Less: Gain on disposition of assets, net	(6,929)	(5,273)	(22,180)	(26,356)	(23,406)
Less: Gain on disposition of properties	-	-	(5,595)	-	-
EBITDAre	$ 153,315	$ 159,530	$ 616,657	$ 615,831	$ 504,087
Adjustments					
Catastrophic weather related charges, net	831	435	885	1,737	92
Business combination expense	23,008	-	23,008	-	-
(Gain) / loss on remeasurement of marketable securities	(8,765)	(17,692)	(6,129)	(34,240)	3,639
(Gain) / loss on foreign currency translation	(10,480)	(4,522)	(8,039)	(4,557)	8,234
Other (income) / expense, net	390	(424)	3,768	1,100	(1,781)
Loss on remeasurement of notes receivable	964	-	3,275	-	-
Loss on remeasurement of investment in nonconsolidated affiliates	103	-	1,608	-	-
Preferred return to preferred OP units / equity	2,136	1,418	6,935	6,058	4,486
Income attributable to noncontrolling interests	96	720	8,902	9,768	8,443
Preferred stock distribution	-	-	-	1,288	1,736
Plus: Gain on dispositions of assets, net	6,929	5,273	22,180	26,356	23,406
Recurring EBITDA	$ 168,527	$ 144,738	$ 673,050	$ 623,341	$ 552,342

SUN
SUN COMMUNITIES, INC.
Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2020 as well as Press Releases and SEC Filings after December 31, 2020 for additional information.

30